Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2024
Loss per share
Schedule of Basic and Diluted Losses Per Share

The calculation of basic and diluted losses per share for the year ended on December 31, 2024, and 2023 was based on the losses attributable to the Company’s ordinary stockholders for the year divided by a weighted average number of ordinary shares outstanding. The calculation of basic and diluted losses per share for the years ended on December 31, 2024, and 2023 are as follows:

	For the years ended
	December 31 2024	December 31 2023
	US Dollars (In thousands)
Loss attributable to shareholders ($ in thousands)	(1,899)	(4,909)

Weighted average number of ordinary shares:

Balance at beginning of year	69,931,056	68,808,970
Effect of shares issued during the year	543,206	595,381

Weighted-average shares – basic and dilutive as at end of year	70,474,262	69,404,351

Basic and dilutive loss per share ($)	(0.03)	(0.07)